Exhibit 32.1

Written Statement of the Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. §1350

Solely for the purposes of complying with 18 U.S.C. §1350, I, the undersigned Chief Executive Officer of Processa Pharmaceuticals, Inc. (the “Company”), hereby certify, to the best of my knowledge, that the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being furnished solely to accompany this Report pursuant to 18 U.S.C. 1350 and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

By:	/s/ George Ng
George Ng
Chief Executive Officer (Principal Executive Officer)
Date:	August 14, 2026

Solely for the purposes of complying with 18 U.S.C. §1350, I, the undersigned Chief Financial Officer of Processa Pharmaceuticals, Inc. (the “Company”), hereby certify, to the best of my knowledge, that the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being furnished solely to accompany this Report pursuant to 18 U.S.C. 1350 and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

By:	/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer (Principal Financial and Accounting Officer)
Date:	August 14, 2026